Exhibit 99.3

IBM 1Q 2017 Earnings April 18, 2017 ibm.com/investor

2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earning presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 18, 2017. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/1q17.html Forward Looking Statements and Non-GAAP Information

3 Overview Continued strength in strategic imperatives Core capabilities deliver high-value, mission-critical solutions Continuing to invest for long term Maintain full-year expectations 1Q17 $18.2B $ 2.38 $10.5B Revenue Operating EPS Free Cash Flow Last 12 Months

4 A Cognitive Solutions & Cloud Platform Company Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Uniquely providing cognitive technologies on cloud platform with industry focus Scaling and extending reach of Watson and IBM Cloud with new solutions, clients, partnerships Global leader in enterprise cloud; serving top industry clients Building emerging technologies, e.g. blockchain, quantum Last $34B 42% 12 months Strategic Imperatives of IBM Revenue Revenue Strategic Imperatives Revenue 1Q17 Yr/Yr Total $7.8 13% Analytics $4.5 7% Cloud $3.5 35% aaS annual run rate $8.6 61% Mobile $1.0 22% Security $0.5 10% Social $0.2 (3%)

5 Key Financial Metrics Revenue growth rates @CC, $ in billions except for EPS B/(W) Gross margin reflects investment and mix to as-a-Service Expense, pre-tax income and tax yr/yr dynamics impacted by 1Q16 charges/benefits Free cash flow reflects typical 1Q seasonality Last 12 Cash Highlights 1Q17 Months Free Cash Flow (excl. GF Receivables) $1.1 $10.5 Share Repurchase (Gross) $1.3 $3.9 Dividends $1.3 $5.3 Cash Balance @ March 31 $10.7 P&L Highlights 1Q17 Yr/Yr Revenue $18.2 (2%) Expense - Operating $6.0 20% PTI - Operating $2.1 52% NI - Operating $2.3 (1%) EPS - Operating $2.38 1% P&L Ratios (Operating) GP Margin 44.5% (3.0 pts) Expense E/R 33.2% 7.1 pts PTI Margin 11.4% 4.1 pts Tax Rate (9.3%) (57.6 pts) NI Margin 12.4% 0.3 pts

6 Cognitive Solutions Segment Analytics including Watson and security led growth in Solutions Software Continued strong performance in SaaS Improvement in Transaction Processing Software yr/yr revenue performance Gross margin reflects investment levels and business mix Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Cognitive Solutions 1Q17 Yr/Yr Strategic Imperatives $2.6 7% Cloud $0.6 45% as-a-Service annual run rate $1.8 Segment Results 1Q17 Yr/Yr Revenue (External) $4.1 3% Gross Margin (External) 77.3% (4.7 pts) PTI $1.3 26% PTI Margin 26.7% 4.8 pts Segment Revenue Elements Transaction Processing Software (1%) Yr/Yr Solutions Software +5% Yr / Yr

7 Global Business Services Segment Improvement in revenue trajectory Stable revenue base in Application Management; moving clients to cloud architectures Declining consulting revenue; strength in digital offset by declines in on-premise enterprise application work PTI margin expansion; gross margin reflects investments and skills remix Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Global Business Services 1Q17 Yr/Yr Strategic Imperatives $2.2 13% Cloud $0.9 57% as-a-Service annual run rate $1.0 Segment Results 1Q17 Yr/Yr Revenue (External) $4.0 (2%) Gross Margin (External) 23.6% (2.2 pts) PTI $0.3 53% PTI Margin 7.1% 2.6 pts Segment Revenue Elements Application Management Flat Yr/Yr Global P rocess Services (9%) Yr/Yr Consulting (2%) Yr/Yr

8 Technology Services and Cloud Platforms Segment Strategic imperatives growth led by cloud; building hybrid cloud environments Infrastructure Services revenue decline reflects productivity delivered to clients and contract dynamics PTI margin expansion; gross margin reflects investing in client environment and business mix Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 1Q17 Yr/Yr Strategic Imperatives $2.4 31% Cloud $1.7 42% as-a-Service annual run rate $5.7 Segment Results 1Q17 Yr/Yr Revenue (External) $8.2 (2%) Gross Margin (External) 38.9% (2.0 pts) PTI $0.7 166% PTI Margin 8.2% 5.2 pts Segment Revenue Elements Integration Software (3%) Yr/Yr Infrastructure Services (2%) Yr / Yr Technical Support Services (2%) Yr/Yr

9 Systems Segment z Systems and Power revenue and gross margin declines reflect product cycles Storage hardware revenue growth led by Flash Continued to address shifting markets in Power and Storage Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Systems 1Q17 Yr/Yr Strategic Imperatives $0.5 (15%) Cloud $0.4 (16%) Segment Results 1Q17 Yr/Yr Revenue (External) $1.4 (16%) Gross Margin (External) 47.5% (9.8 pts) PTI ($0.2) NM PTI Margin -11.9% (11.4 pts) Segment Revenue Elements Systems Hardware (18%) Yr / Yr Operating Systems Software (10%) Yr / Yr

Intellectual Property Income

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$1.7B
$1.2B
$1.6B
2000
2008
2016

- Investment in R&D and innovation creates significant intellectual property (IP)
- IP monetization through IP income is driven by strategy, e.g. scale economics, resource optimization

Intellectual Property Partnerships

Structure:

- License source code to technology or services partner who assumes the development mission, invests and builds new functionality
  - IBM retains ownership of IP and ownership of revenue stream and pays a royalty to partner
  - Partner sells to their clients and pays a royalty back to IBM from revenue they receive

Benefits:

- Enables prioritization of development resources
- Continued innovation for clients using our high value IP
- Establishes additional channels and can expand client base

Sustainability:

- 3 new product areas in 1Q17; 19 over the last two years
- Represents ~1% of software code base

11 Cash Flow and Balance Sheet Highlights Free Cash Flow reflects 1Q seasonality; yr/yr impacted by 1Q16 tax refund Free Cash Flow realization 90% over last 12 months Global Financing leverage reflects new client and commercial financing entity Positioned to support business over the longer term $ in billions *Excludes Global Financing receivables Balance Sheet Mar 17 Dec 16 Mar 16 Cash & Marketable Securities $10.7 $8.5 $14.9 Total Debt $42.8 $42.2 $45.6 Global Financing Debt $28.5 $27.9 $26.8 Global Financing Leverage 9.0 7.3 7.3 Non-GF Debt $14.3 $14.3 $18.8 Non-GF Debt/Capital 48% 50% 62% Last 12 Cash Flow 1Q17 Yr/Yr Months Net Cash from Operations* $1.9 ($1.4) $14.0 Free Cash Flow* $1.1 ($1.2) $10.5 Selected Uses of Cash Net Capital Expenditures $0.8 $3.6 Acquisitions $0.1 $3.2 Dividends/Share Repurchase $2.6 $9.2

12 Summary Continued strength in strategic imperatives Core capabilities deliver high-value, mission-critical solutions Continuing to invest for long term Maintain full-year 2017 expectations First half to second half profit improvement Operating EPS of at least $13.80 Free cash flow flat yr/yr

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14 Supplemental Materials Currency – Impact on Revenue Growth Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Global Financing Portfolio Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

15 Currency – Impact on Revenue Growth Supplemental Materials 4/17/17 Quarterly Averages per US $ 1Q17 Yr/Yr Spot 2Q16 2Q17 3Q17 4Q17 FY17 Euro 0.94 (3%) 0.94 (6%) (5%) (1%) (4%) Pound 0.81 (15%) 0.79 (14%) (4%) 1% (8%) Yen 114 1% 108 (1%) (6%) 1% (1%) IBM Revenue Impact @ 4/17/17 Spot (0.7 pts) (2 pts) (2 pts) 0-1 pts (1 pts) with FX movements @ 1Std Deviation +/-2 pts +/-3 pts +/-4 pts +/-2 pts IBM Revenue Impact @ 5 Yr Historical Average FX movements (2 pts) (2-3 pts) (1 pts) (1-2 pts) US$B Yr/Yr Revenue As Reported $18.2 (2.8%) Currency Impact ($0.1) (0.7 pts) Revenue @ CC $18.3 (2.2%) Yr/Yr @ 4/17/17 Spot

16 Geographic Revenue Americas reflects moderate decline in US (-1%), Latin America flat yr/yr E/ME/A weakness; declines in UK, Germany Asia Pacific includes modest sequential improvement in Japan (flat yr/yr), growth in India, decline in China following strong 4Q16 Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 1Q17 Yr/Yr Americas $8.7 (1%) Europe/ME/Africa $5.4 (4%) Asia Pacific $4.0 (3%)

17 Segment Revenue & Gross Profit Revenue growth rates @CC, $ in billions *Total Software = Cognitive Solutions + Integration Software + Operating Systems Software **Global Technology Services = Infrastructure Services + Technical Support Services Supplemental Materials 1Q17 1Q17 Segment Revenue & Gross Profit Metrics - 1Q17 Revenue Yr/Yr GP% Yr/Yr Cognitive Solutions* $4.1 3% 77.3% (4.7) pts Solutions Software $2.8 5% Transaction Processing Software $1.3 (1%) Global Business Services $4.0 (2%) 23.6% (2.2) pts Consulting $1.8 (2%) Global Process Services $0.3 (9%) Application Management $1.9 Flat Technology Services & Cloud Platforms $8.2 (2%) 38.9% (2.0) pts Global Technology Services** $7.2 (2%) 33.5% (1.6) pts Infrastructure Services $5.5 (2%) Technical Support Services $1.8 (2%) Integration Software* $1.0 (3%) 79.3% (4.0) pts Systems $1.4 (16%) 47.5% (9.8) pts Systems Hardware $1.0 (18%) 31.9% (14.4) pts Operating Systems Software* $0.4 (10%) 86.9% (0.9) pts Global Financing $0.4 (2%) 31.8% (10.6) pts

18 Additional Revenue & Backlog Information Growth rates @CC, $ in billions, Actual backlog calculated using March 31 currency spot rates Supplemental Materials 1Q17 Yr/Yr Signings $7.9 Flat Services Backlog $116 (2%) Currency Impact Year to Year ($3) Currency Impact Quarter to Quarter $2 1Q17 Yr/Yr Systems Hardware Revenue $1.0 (18%) z Systems (40%) Power (27%) Storage 7%

19 Expense Summary Supplemental Materials $ in billions *includes workforce rebalancing charge $0.2B 1Q17, $1.0B 1Q16 **includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges ***represents the percentage change after excluding the impact of currency and acquisitions B/(W) Expense Metrics 1Q17 Yr/Yr Currency Acq.** Base*** SG&A – Operating* $4.9 17% 1 pts (2 pts) 19 pts RD&E – Operating $1.5 (2%) 1 pts (4 pts) 1 pts IP and Custom Development Income ($0.4) 105% Other (Income)/Expense ($0.0) NM Interest Expense $0.1 8% Operating Expense & Other Income $6.0 20% 1 pts (3 pts) 22 pts

20 Global Financing Portfolio 1Q17 – $24.4B Net External Receivables Global Financing Metrics 1Q17 4Q16 1Q16 Identified Loss Rate 1.4% 1.2% 2.0% Anticipated Loss Rate 0.4% 0.4% 0.6% Reserve Coverage 1.8% 1.6% 2.6% Client Days Delinquent Outstanding 4.8 4.0 4.2 Commercial A/R > 30 days $20M $22M $25M Supplemental Materials Investment Grade 52% Non-Investment Grade 48% 22% 30% 23% 15% 9% 1% 0% 10% 20% 30% 40% Aaa to A3 Baa1 to Baa3 Ba1 to Ba2 Ba3 to B1 B2 to B3 Caa1 to D

21 Balance Sheet Summary *includes eliminations of inter-company activity Supplemental Materials $ in billions Mar 17 Dec 16 Mar 16 Cash & Marketable Securities $10.7 $8.5 $14.9 Non-GF Assets* $74.6 $74.4 $72.3 Global Financing Assets $32.2 $34.6 $31.7 Total Assets $117.5 $117.5 $118.9 Other Liabilities $56.3 $56.9 $58.2 Non-GF Debt* $14.3 $14.3 $18.8 Global Financing Debt $28.5 $27.9 $26.8 Total Debt $42.8 $42.2 $45.6 Total Liabilities $99.0 $99.1 $103.8 Equity $18.4 $18.4 $15.1 Non-GF Debt / Capital 48% 50% 62% Global Financing Leverage 9.0 7.3 7.3

22 Cash Flow Summary Supplemental Materials $ in billions *Reclassified to reflect adoption of the FASB guidance on stock-based compensation **Revised classification of certain financing receivables for FY 2016 increasing (1Q16 decreasing) Net Cash from Operations offset by Global Financing Receivables. No impact to Net Change in Cash from Operations (excluding GF Receivables) or Free Cash Flow. B/(W) 1Q17 Yr/Yr FY2016 Net Cash from Operations *,** $4.0 ($1.6) $17.1 Less: Global Financing Receivables ** $2.0 ($0.2) $1.7 Net Cash from Operations (excluding GF Receivables) * $1.9 ($1.4) $15.4 Net Capital Expenditures ($0.8) $0.2 ($3.7) Free Cash Flow (excluding GF Receivables) * $1.1 ($1.2) $11.7 Acquisitions ($0.1) $2.5 ($5.7) Divestitures ($0.0) ($0.0) ($0.5) Dividends ($1.3) ($0.1) ($5.3) Share Repurchases (Gross) ($1.3) ($0.4) ($3.5) Non-GF Debt $0.2 ($5.6) $1.3 Other (includes GF A/R & GF Debt) * $3.6 $0.3 $2.2 Change in Cash & Marketable Securities $2.2 ($4.5) $0.3

23 Cash Flow (ASC 230) Supplemental Materials $ in billions *Reclassified to reflect adoption of the FASB guidance on stock-based compensation **Revised classification of certain financing receivables for 1Q16 decreasing Net Cash provided by Operating Activities and Net Cash used in Investing Activities. No impact to Net Change in Cash & Cash Equivalents or Free Cash Flow. 1Q17 1Q16 Net Income from Operations $1.8 $2.0 Depreciation / Amortization of Intangibles $1.1 $1.0 Stock-based Compensation $0.1 $0.1 Working Capital / Other * ($1.1) $0.1 Global Financing A/R ** $2.0 $2.2 Net Cash provided by Operating Activities *,** $4.0 $5.5 Capital Expenditures, net of payments & proceeds ($0.8) ($1.0) Divestitures, net of cash transferred ($0.0) $0.0 Acquisitions, net of cash acquired ($0.1) ($2.6) Marketable Securities / Other Investments, net ** $1.3 $1.6 Net Cash used in Investing Activities** $0.3 ($1.9) Debt, net of payments & proceeds $0.5 $5.0 Dividends ($1.3) ($1.2) Common Stock Repurchases ($1.3) ($0.9) Common Stock Transactions - Other * $0.0 $0.0 Net Cash used in Financing Activities * ($2.1) $2.8 Effect of Exchange Rate changes on Cash $0.1 $0.2 Net Change in Cash & Cash Equivalents $2.3 $6.7

Reconciliation of Operating Earnings Per Share 24 Non-GAAP Supplemental Materials *Includes acquisitions through March 31, 2017 The above reconciles the Non-GAAP financial information contained in the “Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2017 Expectations IBM GAAP EPS at least $11.95 IBM Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.75 Non-Operating Retirement-Related Items $1.10

Reconciliation of Revenue Growth - 1Q 2017 25 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas 0% (1%) Europe/ME/Africa (8%) (4%) Asia Pacific (2%) (3%) U.S. (1%) (1%) Japan 1% 0% LA 7% 0% 1Q17 Yr/Yr

Reconciliation of Revenue Growth - 1Q 2017 26 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Strategic Imperatives 12% 13% Analytics 6% 7% Cloud 33% 35% Mobile 20% 22% Security 9% 10% Social (4%) (3%) 1Q17 Yr/Yr

Reconciliation of Revenue Growth - 1Q 2017 27 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions 2% 3% Solutions Software 4% 5% Transaction Processing Software (1%) (1%) Strategic Imperatives 6% 7% Cloud 44% 45% Global Business Services (3%) (2%) Consulting (4%) (2%) Global Process Services (10%) (9%) Application Management (1%) 0% Strategic Imperatives 12% 13% Cloud 56% 57% Cognitive Solutions & Industry Svcs (1%) 0% 1Q17 Yr/Yr GAAP @CC Tech Svcs & Cloud Platforms (2%) (2%) Global Technology Services (2%) (2%) Infrastructure Services (3%) (2%) Technical Support Services (1%) (2%) Integration Software (4%) (3%) Strategic Imperatives 30% 31% Cloud 41% 42% Systems (17%) (16%) Systems Hardware (19%) (18%) z Systems (40%) (40%) Power (28%) (27%) Storage 6% 7% Operating Systems Software (10%) (10%) Strategic Imperatives (16%) (15%) Cloud (16%) (16%) Global Financing (1%) (2%) 1Q17 Yr/Yr

Reconciliation of Expense Summary - 1Q 2017 28 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 18, 2017 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 1 pts 0 pts 1 pts Acquisitions (2 pts) 0 pts (2 pts) Base * 16 pts 3 pts 19 pts RD&E Currency 1 pts 0 pts 1 pts Acquisitions (4 pts) 0 pts (4 pts) Base * (2 pts) 3 pts 1 pts Operating Expense & Other Income Currency 1 pts 0 pts 1 pts Acquisitions (3 pts) 0 pts (3 pts) Base* 20 pts 2 pts 22 pts

Reconciliation of Debt-to-Capital Ratio 29 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 18, 2017 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target which increased to 9 to 1 in the first quarter 2017 from approximately 7 to 1 at Dec 31,2016. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations. Mar 2017 Dec 2016 Mar 2016 Non-Global Financing Debt/Capital 48% 50% 62% IBM Consolidated Debt/Capital 70% 70% 75%

Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 18, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions 30 12 Months Ended Mar 2017 Net Cash from Operating Activities per GAAP: $15.5 Less: the change in Global Financing (GF) Receivables $1.5 Net Cash from Operating Activities (Excluding GF Receivables) $14.0 Capital Expenditures, Net ($3.6) Free Cash Flow (Excluding GF Receivables) $10.5

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